Deferred expenses	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Deferred expenses
27 Deferred expenses

	2022	2021
DPAC for insurance contracts and investment contracts with discretionary participation features	11,777	9,303
Deferred cost of reinsurance	651	766
Deferred transaction costs for investment management services	458	434
At December 31	12,886	10,503

Current	719	683
Non-current	12,167	9,820

	2022			2021
		Deferred	Deferred		Deferred	Deferred
		costs of	transaction		costs of	transaction
	DPAC	reinsurance	costs	DPAC	reinsurance	costs
At January 1	9,303	766	434	8,253	141	404
Costs deferred during the year	683	59	28	636	619	25
Amortization through income statement	(793)	(93)	(29)	(899)	(32)	(26)
Shadow accounting adjustments	2,136	85	-	699	17	-
Net exchange differences	483	34	25	621	21	30
Transfers to disposal groups	(29)	(212)	-	-	-	-
Other	(7)	12	-	(7)	-	-
At December 31	11,777	651	458	9,303	766	434
The decrease in deferred cost on reinsurance in 2022 is mainly the result of the classification of Aegon the Netherlands as held for sale and discontinued operations, refer to note 51 Discontinued operations.
The increase in deferred cost on reinsurance in 2021 is mainly the result of an EUR 480 million reinsurance agreement between Transamerica and a third party to reinsure a portfolio of universal life secondary guarantee policies. Furthermore, in the Netherlands a reinsurance agreement protecting against longevity risk was closed with Reinsurance Group of America (RGA) leading to a deferred cost of reinsurance of EUR 115 million.